SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-A

        For Registration of Certain Classes of Securities
             Pursuant to Section 12(b) or (g) of the
                 Securities Exchange Act of 1934



                  Mercer Insurance Group, Inc.
     (Exact name of registrant as specified in its charter)


      Pennsylvania                                23-2934601
(State of Incorporation                       (I.R.S. Employer
   or organization)                          Identification No.)


  10 North Highway 31
     P.O. Box 278
 Pennington, New Jersey                             08534
 (Address of principal                            (Zip Code)
  executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class           Name of each exchange on which
     to be so registered           each class is to be registered

           None                            Not Applicable


If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.
[  ].

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.
[X].

Securities Act registration statement number to which this form relates: 333-41497.

Securities to be registered pursuant to section 12(g) of the Act:

                    Common Stock, No Par Value
                         (Title of class)

Item 1.   Description of Registrant's Securities to be
          Registered.

     The description of the Registrant's Common Stock, no par value, is incorporated herein by reference to the section entitled "DESCRIPTION OF CAPITAL STOCK" set forth in the Registrant's Registration Statement No. 333-41497 on Form S-1 filed with the Commission. The description of the provisions in the Registrant's Articles of Incorporation and Bylaws that may have an effect of delaying, deferring or preventing a change in control of the Registrant, is incorporated herein by reference to the section entitled "Certain Restrictions on Acquisition of the Company -- Certain Anti-Takeover Provisions of the Articles of Incorporation and Bylaws" set forth in the Registrant's Registration Statement No. 333-41497 on Form S-1 filed with the Commission.

Item 2.   Exhibits.

          1. Specimen Common Stock Certificate (Incorporated herein by reference to Exhibit 4.1 of the Registrant's Registration Statement No. 333-41497 on Form S-1 filed with the Commission).

          2. Articles of Incorporation of Mercer Insurance Group, Inc. (Incorporated herein by reference to Exhibits 3.1.1 and 3.1.2 of the Registrant's Registration Statement No. 333-41497 on Form S-1 filed with the Commission).

          3.   Bylaws of Mercer Insurance Group, Inc.
               (Incorporated herein by reference to Exhibit 3.2 of the Registrant's Registration Statement
               No. 333-41497 on Form S-1 filed with the Commission).

                            SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly authorized this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              MERCER INSURANCE GROUP, INC.
                              (Registrant)


Date:  February 22, 1999      By /s/Andrew R. Speaker
                                   Andrew R. Speaker,
                                   Executive Vice President and
                                   Chief Operating Officer

                          EXHIBIT INDEX

NUMBER         DESCRIPTION


 1. Specimen Common Stock Certificate (Incorporated herein by reference to Exhibit 4.1 of the Registrant's
          Registration Statement No. 333-41497 on Form S-1 filed with the Commission).

 2.       Articles of Incorporation of Mercer Insurance Group,
          Inc. (Incorporated herein by reference to Exhibits 3.1.1 and 3.1.2 of the Registrant's
          Registration Statement No. 333-41497 on Form S-1 filed with the Commission).

 3. Bylaws of Mercer Insurance Group, Inc. (Incorporated herein by reference to Exhibit 3.2 of the Registrant's
          Registration Statement No. 333-41497 on Form S-1 filed with the Commission).